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                          PACIFIC HORIZON FUNDS, INC.

             A and K Shares of the California Tax-Exempt Bond Fund

                       Supplement dated October 28, 1997
                       to Prospectus dated June 24, 1997
                      (as supplemented September 16, 1997)

     Effective October 28, 1997, the contractual investment advisory and administration fees payable by the A and K shares of the California Tax-Exempt Bond Fund to Bank of America National Trust and Savings Association will be reduced from a maximum annual rate of 0.40% and 0.30%, respectively, to a maximum annual rate of 0.30% and 0.20%, respectively, of the Fund's average daily net assets.